Exhibit 10.3

AMENDMENT NO. #02

EFFECTIVE JANUARY 20, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’S

2009 iTHERMOSTAT PROGRAM

AN INTERNET BASED LOAD MANAGEMENT SYSTEM

WITH

ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

REDACTED AGREEMENT

AMENDMENT NO. #02

The Effective Date of the Amendment is January 20, 2010	EFFECTIVE DATE

This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (“Agreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.

PURPOSE
The Agreement is modified as follows:	MODIFICATIONS

•      A new Article titled “Policies Regarding Work Site Safety, Security, Alcohol, Drugs and Weapons” is hereby inserted into the Agreement after the Article titled “Representatives”:

PROFESSIONAL will obtain from COMPANY’s Contract Coordinator prior to commencing Services the specific Work Site Safety, Security and other related rules and procedures, if any, applicable to the particular job or Work Site. Those specific rules and procedures are incorporated fully into this Agreement by this reference and Attachment 7 “Policies Regarding Work Site Safety, Security, Alcohol, Drugs and Weapons”.

POLICIES REGARDING WORK SITE SAFETY, SECURITY, ALCOHOL, DRUGS AND WEAPONS

• Section 3 “Professional Services” of Attachment 1 Statement of Work is deleted in its entirety and replaced with the following:	PROFESSIONAL SERVICES

3. PROFESSIONAL SERVICES

SCHEDULING, CUSTOMER CARE CALL CENTER AND

PROGRAM MANAGEMENT SERVICES

The current iThermostat Scheduling and Customer Care Call Center Services managed by CONTRACTOR as previously outlined in Attachment 1 to contract no C0600559C will be ***. This *** will be located at the COMPANY corporate offices in Irving Texas. CONTRACTOR and COMPANY *** and use *** to complete the *** of the *** as soon as practical thereafter. *** will work with *** to promptly *** over the ***.

A *** and *** will be located onsite at *** location and focused on managing the ***, answering questions from participants, enrolling participants in the program according to COMPANY *** or their subcontractor and reporting on results. COMPANY shall have the right to have input, ***, into the selection ***.

The CONTRACTOR’s *** will be *** for *** through the COMPANY *** or *** and responding and tracking to closure all customer care issues involving the program once customers have enrolled in the program.

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #02

In addition to the foregoing, CONTRACTOR’s *** after the *** will include the following:

COMPANY Responsibilities:

☐       Provide *** to *** and *** for CONTRACTOR’s *** to ***

☐       Provide each *** and *** with a telephone, computer, office supplies and workstation allowing access to the customer database, tracking system and support personnel at no cost to CONTRACTOR

☐       Maintain current scripts and create new scripts

☐       Provide the following on-going and necessary CSR training:

•    COMPANY customer Billing and Information Systems (SAP)

•    ***

•    TXU Energy iThermostat program procedures and policies

CONTRACTOR Responsibilities:

☐       Provide *** to be located at the ***, and *** ticket resolution in addition to closure of all Tier 2 tickets

☐       Provide *** to be located at the COMPANY corporate offices to provide all ***

☐       Providing additional resources if *** and *** shall be at the ***, however *** to the extent it recommends and *** on necessary additional resources. Additional *** may be added at COMPANY’s request at the *** for each additional FTE

☐       Provide a *** that will provide ***:

•    ***

•    ***

•    ***

•    *** and *** as necessary ***

☐       Additional *** may be purchased from CONTRACTOR by COMPANY *** and *** in accordance with ***

☐       Support transition of the *** to *** and provide installation scheduling

☐       *** and *** issues involving the *** once the ***

☐       Provide necessary *** to support the*** including *** *** which will be located at ***.

☐       Provide***services to support the *** which will be located at ***.

☐       Provide *** to *** systems are *** for all *** owned systems including ***

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #02

☐       Provide access to the *** and ***

***:

☐       Provide all *** primary *** for *** or *** with responsibilities including:

•   ***

•   ***

•   ***

•   Provide ***

•   Provide ***

•   Resolve and ***

•   Create ***

•   Resolve ***

•   Resolve ***

•   Manage to closure all ***

•   Close all ***

•   Create *** orders

•     Manage, respond and track in BIS all customer care communications that are generated through the current *** and respond to customers ***.

☐       CSR agents will *** per week *** with hours set by COMPANY which are expected to ***. However, COMPANY may consider options to modify work schedules of CSRs to better accommodate call volumes if agreeable with CONTRACTOR CSRs.

☐       Hours worked at more than *** will be paid ***

***:

*** / Month

☐       Program Management                          ***

☐       ***                                                          ***

☐       Additional hours requested by COMPANY for Data Services will be charged at ***.

Scheduling and Call Center Services

***

☐       Dedicated on-site CSR                        ***

☐       Dedicated on-site CSM                       ***

BIS License & Hosting Services

***

•   The following attachment is incorporated into this Amendment:

7.      Policies Regarding Work Site Safety, Security, Alcohol, Drugs and Weapons

ATTACHMENT 7

***	Indicates material omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. #02

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.		TXU Energy Retail Company LLC

By:	/S/ Ed Myszka	By:	/S/

Name:	Ed Myszka	Name:

Title:	COO	Title:

Date:	1 – 29 – 10	Date:

POLICIES REGARDING WORK SITE SAFETY, SECURITY,

ALCOHOL, DRUGS AND WEAPONS

A.	SAFETY

1.	CONTRACTOR agrees that any safety-related assistance or initiatives undertaken by Company will not relieve CONTRACTOR from responsibility for the implementation of, and compliance with, safe working practices, as developed from their own experience, or as imposed by law or regulation, and will not in any way, affect the responsibilities resting with CONTRACTOR under the provisions of any agreement to which these policies are attached and to meet all safety requirements as specified by the Occupational Safety & Health Administration (OSHA), the Mine Safety Health Administration (MSHA), the Department of Transportation (DOT) and any other applicable state or federal safety and health laws or regulations.

2.	In the event that a material safety data sheet (hereinafter “MSDS”), warning label, or other documentation concerning the use of hazardous chemicals at the Work Site or any other property owned or controlled by Company or any of its affiliates (collectively, together with the Work Site, “Company Properties”), applies to any materials or equipment provided by CONTRACTOR as an aspect of the Work, such documentation will be provided by CONTRACTOR to Company prior to the commencement of any such Work.

3.	CONTRACTOR will provide information to Company regarding hazardous chemicals and/or consumable products that contain constituents listed in 40 CFR 372.65 used at any Company Property. CONTRACTOR will report the amount of such material carried on and off the site, the amount actually used and the manner of use. CONTRACTOR will provide the maximum quantity of the material stored on site at any one time and if a waste material was collected, where it was disposed of (location name and address). CONTRACTOR will provide information on the amount of material used for the previous calendar year by the first of February.

4.	CONTRACTOR will provide for the duration of the term of any agreement to which these policies are attached, at its sole expense, adequate first-aid facilities for members of CONTRACTOR Group.

5.	CONTRACTOR acknowledges and agrees that all members of CONTRACTOR Group performing Work at any Company Property are required to view Company’s “CONTRACTOR/Visitor Safety Orientation” video, when applicable, and to read and adhere to Company’s “CONTRACTOR/Visitor Safety Booklet” prior to performing any Work any Company Property.

6.	CONTRACTOR acknowledges and agrees that, except as otherwise expressly authorized in writing by Company’s designated safety representative, appropriate protective equipment will be worn by any member of CONTRACTOR Group while on any Company Property. In addition, when any member of CONTRACTOR Group is performing Work which may expose that person to potential hazards, CONTRACTOR acknowledges and agrees that such person will wear appropriate clothing specific to and adequate for that exposure.

POLICIES REGARDING WORK SITE SAFETY, SECURITY,

ALCOHOL, DRUGS AND WEAPONS

7.	CONTRACTOR will take all reasonable precautions to prevent any accident in connection with the performance of Work, including, but not limited to, putting up and maintaining sufficient barriers and lights.

8.	CONTRACTOR will report to Company all accidents involving personal injuries (including death) and damage to property occurring directly or indirectly as a result of the Work performed by CONTRACTOR hereunder immediately, but in no event, no later than 24 hours after the occurrence of any such accident.

B.	SECURITY

1.	Company may supply such site security as it deems necessary and may specify to CONTRACTOR such additional security precautions and procedures at any Company Property as, in Company’s opinion, are reasonably necessary for the safety and security of Company’s personnel and property.

2.	Security by Company at Company Properties, if any, will not provide personal policing of the materials, tools and equipment of CONTRACTOR Group. CONTRACTOR will assume sole responsibility for safeguarding such materials, tools and equipment.

3.	It will be the affirmative duty of CONTRACTOR to ensure that CONTRACTOR Group assists in carrying out all security measures, to include reporting all information or knowledge of matters adversely affecting security to Company’s designated security personnel.

4.	Company reserves the right to exclude any of CONTRACTOR’s employees from any Company Property by denial of access, suspension or revocation of access authorization, preemptory expulsion, or by any other means, without notice or cause. Former Company employees, and any of CONTRACTOR’s employees who previously have been excluded from any Company Property, may be brought onto Company property or facilities only if prior approval from Company is obtained.

5.	Company measures may also include investigations, whether by Company or law enforcement officials. CONTRACTOR agrees to cooperate in such investigations and understands that Company reserves the right to require anyone in CONTRACTOR Group to authorize appropriate agencies to release his or her criminal records to CONTRACTOR as a condition of either initial or continued permission for access to any Company Property. Investigations may include searches of CONTRACTOR Group. Such searches may include searches of facilities assigned to CONTRACTOR Group, search of all Company Property areas and property at such Company Property areas, searches of including, but not limited to, offices, lockers, desks, lunch boxes, packages and motor vehicles (regardless of ownership). Without limiting the foregoing, CONTRACTOR acknowledges and agrees that all members of CONTRACTOR Group, to the extent that Company reasonably determines that such members require security badge access prior to entering onto any Company Property, shall be required to comply with Company’s standard security badge requirements, including without limitation a background check to be performed by Company.

POLICIES REGARDING WORK SITE SAFETY, SECURITY,

ALCOHOL, DRUGS AND WEAPONS

6.	CONTRACTOR agrees to instruct its employees in the details of Company’s work site security policies and measures, both as specified herein and as hereinafter provided by Company to CONTRACTOR.

C.	ALCOHOLIC BEVERAGES, DRUGS AND WEAPONS

CONTRACTOR will inform all members of CONTRACTOR Group, who may be involved in the performance of any Work, of the following Company rules, relating to alcoholic beverages, drugs and weapons, with which all are expected to comply:

1.	Bringing, attempting to bring, possessing, using or being under the influence of intoxicants, drugs, or narcotics while on any Company Property, including, but not limited to parking areas, is prohibited. Possessing alcoholic beverages in sealed containers is permitted, however, in designated parking areas owned or controlled by Oncor Electric Delivery Company LLC, Luminant Generation Company LLC, Oak Grove Management Company LLC, Generation Development Company LLC, Sandow Power Company LLC and EFH Corporate Services Company, but not parking areas owned or controlled by Luminant Mining Company LLC, Luminant Big Brown Mining Company LLC and Oak Grove Mining Company LLC.

2.	Drugs prescribed by a licensed physician, for an individual working on any Company Property, which could affect the employee’s job performance, or non-prescription drugs which could affect the employee’s job performance, are allowed on any Company Property only if they have been previously cleared by the employee’s supervisor. Any employee taking such medication must inform his or her supervisor of the medication and dosage being taken.

3.	Bringing, attempting to bring, possessing or using firearms, whether classified as legal or illegal, while on any Company Property, including but not limited to buildings, parking areas, recreation facilities, equipment and vehicles, is prohibited. Use or possession of firearms for specific situations is permitted if approved by function or higher level management of Company.

4.	Off-the-job involvement with intoxicants, drugs, or narcotics, which adversely affects Company’s business, to include impairing the employee’s ability to perform his job, or the public trust in the safe operation of Company is prohibited.

5.	Any conduct on any Company Property which is in violation of any state or federal law or regulation is considered a violation of these rules and a breach of any agreement to which these policies are attached.

6.	CONTRACTOR is responsible for the compliance of CONTRACTOR Group with the above specified rules.

7.	In order to enforce these rules, all individuals with access to any Company Property as well as the vehicles, offices, lockers and any personal belongings of such individuals on any Company Property are subject to search by Company and its agents, to include security representatives appointed or employed by Company. Individuals may be required to take a blood, urinalysis or Breathalyzer test, or submit to other recognized investigatory tests or procedures as are deemed appropriate or necessary by Company in the investigation of a violation of these rules.

POLICIES REGARDING WORK SITE SAFETY, SECURITY,

ALCOHOL, DRUGS AND WEAPONS

8.	The refusal, on the part of any of CONTRACTOR Group, to submit immediately to a search of his or her person and/or property, or to be tested, whether by blood test, urinalysis, Breathalyzer or other recognized investigatory test or procedure, after being requested to do so, will be considered a violation of Company rules.

9.	Violations of these rules may be cause for denial of access to any Company Property.